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                                                                  Exhibit 10.21





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                           WARRANT PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             HYBRID NETWORKS, INC.

                                      AND

                                 ALCATEL SEL AG

                          Dated as of November 3, 1997


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

                               TABLE OF CONTENTS


ARTICLE 1 ISSUANCE OF WARRANT. . . . . . . . . . . . . . . . . . . . . . . .  1
     Section 1.1 Obligation to Issue Warrant . . . . . . . . . . . . . . . .  1
     Section 1.2 Technical Support Agreement . . . . . . . . . . . . . . . .  2
     Section 1.3 No Trademark License. . . . . . . . . . . . . . . . . . . .  6
     Section 1.4 Registration Rights . . . . . . . . . . . . . . . . . . . .  6


ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . . . . . . . .  7
     Section 2.1 Organization, Good Standing and Qualification . . . . . . .  7
     Section 2.2 Due Authorization, Execution and Delivery . . . . . . . . .  7
     Section 2.3 Validation Issuance of Warrant. . . . . . . . . . . . . . .  7
     Section 2.4 Registration Rights . . . . . . . . . . . . . . . . . . . .  7
     Section 2.5 Consents, No Conflict . . . . . . . . . . . . . . . . . . .  8
     Section 2.6 Brokers . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Section 2.7 Disclosure. . . . . . . . . . . . . . . . . . . . . . . . .  8


ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. . . . . . . . .  8
     Section 3.1 Organization and Authority of the Purchaser . . . . . . . .  8
     Section 3.2 Due Authorization, Execution and Delivery . . . . . . . . .  8
     Section 3.3 Consents; No Conflict . . . . . . . . . . . . . . . . . . .  9
     Section 3.4 Brokers . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Section 3.5 Disclosure  . . . . . . . . . . . . . . . . . . . . . . . .  9


ARTICLE IV INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Section 4.1 Indemnification by the Company. . . . . . . . . . . . . . .  9
     Section 4.2 Indemnification by the Purchaser. . . . . . . . . . . . . . 10
     Section 4.3 Limitation. . . . . . . . . . . . . . . . . . . . . . . . . 10


ARTICLE V MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 5.1 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 5.2 Fees and Expenses . . . . . . . . . . . . . . . . . . . . . 11
     Section 5.3 Public Announcements  . . . . . . . . . . . . . . . . . . . 11
     Section 5.4 Entire Agreement  . . . . . . . . . . . . . . . . . . . . . 11
     Section 5.5 Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.6 Amendment . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.7 Benefits and Binding Effect . . . . . . . . . . . . . . . . 12
     Section 5.8 Captions. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.9 Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.10 Governing Law. . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.11 Counterparts . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.12 Severability . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 5.13 No Third Party Beneficiary . . . . . . . . . . . . . . . . 12
     Section 5.14 Termination for Material Default . . . . . . . . . . . . . 12
     Section 5.15 Termination for Change in Control. . . . . . . . . . . . . 13

                          WARRANT PURCHASE AGREEMENT


     THIS WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is made as of November 3, 1997, by and between HYBRID NETWORKS, INC., a Delaware corporation (the "COMPANY"), and ALCATEL SEL AG, a corporation incorporated and existing under the laws of Germany (the "PURCHASER").


                              W I T N E S S E T H:

     WHEREAS, the Company is a broadband access equipment company that designs, develops, manufactures and markets cable and wireless systems which provide high speed access to the Internet and corporate intranets for both businesses and consumers; and


     WHEREAS, the Purchaser and its affiliates are engaged in the business of manufacturing and selling telecommunications equipment; and


     WHEREAS, in exchange for certain technical support to be provided to the Company, the Purchaser desires to acquire from the Company a warrant to purchase shares of the common stock of the Company on the terms and conditions set forth in this Agreement; and


     WHEREAS, the Company desires to issue such warrant to the Purchaser on the terms and conditions set forth in this Agreement.


     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows:


                                   ARTICLE I


                              ISSUANCE OF WARRANT


     Section 1.1 OBLIGATION TO ISSUE WARRANT. In exchange for the technical support and license provided by the Purchaser pursuant to Section 1.2 below, the Company shall issue to the Purchaser on the Issuance Date (as defined below in this Section 1.1) a Warrant in the form of EXHIBIT A hereto (the "WARRANT") evidencing the right of the Purchaser to purchase 458,295 shares of the common stock of the Company, par value US $.001 per share (the "COMMON STOCK"), at an exercise price of US $10.91 per share, for a period of five
(5) years from the Issuance Date. If the Company should take any corporate action prior to the issuance of the Warrant (other than the 1 for 2.7 reverse stock split of the Common Stock of the Company described in the Form S-1 Registration Statement of the Company currently on file with the Securities and Exchange Commission (the "REVERSE STOCK SPLIT")) that would have the effect of causing, under the terms of the Warrant, an adjustment to the number of shares which the Purchaser would have the right to purchase upon exercise of the Warrant, and to the exercise price per share of the Warrant, if the Warrant had been issued on the date of this

Agreement, then such number of shares and such exercise price in the Warrant when issued shall be adjusted as if the Warrant had been issued on such date. The Company shall use all commercially reasonable efforts to obtain (a) the consent by the holders of a majority of the outstanding principal amount of the Company's Convertible Subordinated Promissory Notes due 1998 (the "Notes") to the issuance of the Warrant by the Company as provided herein, as required under the terms of the Convertible Subordinated Promissory Note Purchase Agreement dated September 18, 1997 among the Company and the purchasers of the Notes and (b) the consent of the holders of a majority of the Registrable Securities outstanding (i) to the Registration Rights Amendment (defined in Section 1.4 below) and (ii) to the waiver by such holders, with respect to the Warrant, of the rights provided for in Section
2.3 of the Registration Rights Agreement (defined in Section 1.4 below) (collectively, the consents and waiver referred to in (a) and (b) above are referred to herein as the "REQUIRED CONSENTS"). The Company shall furnish copies of all Required Consents to the Purchaser immediately upon its receipt thereof. The Company shall issue the Warrant to the Purchaser on the date the Required Consents are obtained by the Company (the "ISSUANCE DATE"); provided that, if such Required Consents are not obtained within fifteen (15) days from the date hereof, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate. The Company shall issue and deliver the Warrant to the Purchaser free and clear of all liens and encumbrances and duly executed by the appropriate officers of the Company.

   Section 1.2  TECHNICAL SUPPORT AND LICENSE.

   (a) In exchange for the Warrant, the Purchaser agrees to provide, or to cause its affiliates to provide, to the Company, commencing on the Issuance Date, the technical support described in EXHIBIT B hereto. The Company and the Purchaser agree that the value of the foregoing technical support and licenses to be provided below in Section 1.2(b)(i) and (ii) to the Company will be approximately US $1,000,000.00. The Company and the Purchaser agree to use commercially reasonable efforts to prepare as promptly as practical, and in any event shall prepare within sixty (60) days after the Issuance Date, a work schedule and plan for the Development provided for in EXHIBIT B hereto (the earlier of the date on which such work schedule and plan are prepared and the date on which such sixty (60) day period expires is referred to herein as the "DEVELOPMENT COMMENCEMENT DATE").

   The parties acknowledge that, except for the items described in Parts (a) and (b) of the Section of EXHIBIT B entitled "CDMA", the form and extent of the technical support that will be provided by the Purchaser in the areas of CDMA and IP Telephony have not been agreed upon. The parties agree to use commercially reasonable efforts to agree, prior to the Development Commencement Date, upon the form and extent of the technical support that the Purchaser will provide in the areas of CDMA and IP Telephony described in EXHIBIT B.

   Notwithstanding any other term of this Agreement to the contrary, the Purchaser shall have no obligation to provide any technical support to the Company pursuant to this Agreement after the expiration of one (1) year following the Development Commencement Date.

(b)  LICENSES

     (i) DEVELOPMENT LICENSE. Each party agrees not to assert any right under such party's Background Patents, Separate Foreground Patents, Background Proprietary Information, Separate Foreground Proprietary Information, Background Copyrights, Separate Foreground Copyrights, Background Works of Authorship or Separate Foreground Works of Authorship against the other party for any activity solely confined to the Development.

   (ii)    COMMERCIAL LICENSES.

           (A) Each party grants to the other party and its affiliates under the granting party's Delivered Works of Authorship, Separate Foreground Proprietary Information, Separate Foreground Patents, Separate Foreground Copyrights and Separate Foreground Works of Authorship a non-transferrable, world-wide, fully paid up, non-exclusive license to make, have made, manufacture, reproduce, market, distribute (itself or through resellers or subdistributors), use, sell and allow end users to use any Products itself or on its behalf. No such license shall include the right to grant sublicenses (other than for the manufacture of a Product by a third party solely on behalf of the person receiving such license).

           (B) The Purchaser grants to the Company and its affiliates (collectively, the "COMPANY LICENSEES") under Purchaser's Necessary Background Patents, Purchaser's Background Proprietary Information, Purchaser's Background Copyrights, and Purchaser's Background Works of Authorship a non-transferrable, world-wide, fully paid up, non-exclusive license to make, have made, manufacture, reproduce, market, distribute (itself or through resellers or subdistributors), use, sell and allow end users to use any Company Licensee Products themselves or on their sole behalf. No such license shall include the right to grant sublicenses (other than for the manufacture of a Product by a third party solely on behalf of any Company Licensee) or the right to receive any license for Purchaser's Background Patents other than Purchaser's Necessary Background Patents.

           (C) The Company grants to the Purchaser and its affiliates (collectively, the "PURCHASER LICENSEES") under the Company's Necessary Background Patents a non-transferrable, world-wide, fully paid up, non-exclusive license to make, have made, manufacture, reproduce, market, distribute (itself or through resellers or subdistributors), use, sell and allow end users to use any Purchaser Licensee Products themselves or on their sole behalf. No such license shall include the right to grant sublicenses (other than for the manufacture of a Product by a third party solely on behalf of any Purchaser Licensee) or the right to receive any license for the Company's Background Patents other than the Company's Necessary Background Patents.

   (iii)   OWNERSHIP OF SEPARATE INTELLECTUAL PROPERTY.

           (A) Each party and its affiliates shall retain ownership of its right, title and interest in and to the Background Proprietary Information, the Background Patents, the Background Copyrights, the Background Works of Authorship, the Separate Foreground Proprietary Information, the Separate Foreground Patents, the Separate Foreground Copyrights and the Separate Foreground Works of Authorship of such party and its affiliates.

           (B)  Provided, however, all Foreground Patents, Foreground
     Copyrights and Foreground Proprietary Information relating to CDMA
     Products and IP Telephony Products shall be considered the Separate Foreground Patents, Separate Foreground Copyrights and Separate Foreground Proprietary Information of Purchaser irrespective of whether they would otherwise be considered the Separate or Joint Foreground Patents, Separate or Joint Foreground Copyrights or Separate or Joint Foreground Proprietary Information of the Company. In connection with their discussions pursuant to Section 1.2(a) of this Agreement regarding the areas of CDMA and IP Telephony, the parties will consider alternate ownership arrangements for the foregoing Foreground Patents, Foreground Copyrights and Foreground Proprietary Information relating to CDMA Products and IP Telephony Products and will implement any such alternate ownership arrangements which are agreed upon.

     (iv) ENFORCEMENT AND CONTROL OF LICENSING. Consistent with Section 1.2(b)(iii) above, each party and its affiliates shall retain their rights to (A) enforce their rights in the Background Proprietary Information, the Background Patents, the Background Copyrights, the Background Works of Authorship, the Separate Foreground Proprietary Information, the Separate Foreground Patents the Separate Foreground Copyrights and the Separate Foreground Works of Authorship of such party and its affiliates against infringers or alleged infringers thereof and retain all recoveries in connection therewith, and (B) grant licenses and/or sublicenses with respect to the Background Proprietary Information, the Background Patents, the Background Copyrights, the Background Works of Authorship, the Separate Foreground Proprietary Information, the Separate Foreground Patents, the Separate Foreground Copyrights and the Separate Foreground Works of Authorship of such party and its affiliates in a manner consistent with the other provisions of this Agreement.

              (v)  CONFIDENTIALITY.

                   (A) Each party shall, and shall cause its affiliates to, keep in confidence the Proprietary Information in the Background Proprietary Information, Background Works of Authorship (to the extent unpublished by the author), Separate Foreground Proprietary Information and Separate Foreground
              Works of Authorship (to the extent unpublished by author) of the other party which is disclosed to the receiving party under this Agreement. No disclosure to an affiliate of either party of any of the foregoing items for the purposes set forth in this Agreement shall be a violation of this Section 1.2(b)(v)(A). To be afforded such protection, the party seeking the protection of this provision agrees to disclose such Proprietary Information initially in written form conspicuously marked as "confidential," "proprietary" or equivalent terms.

                   (B) The Company agrees that, notwithstanding anything to the contrary contained in this Agreement, the Purchaser and its affiliates may use the "Residuals" (as defined below) for the benefit of the Purchaser and its affiliates for any purposes, provided that this Section 1.2(b)(v)(B), by itself, will not be deemed to grant to the Purchaser or its affiliates any rights or licenses under any patent, copyright or mask work owned or licensed by the Company nor will this Section 1.2(b)(v)(B) operate to waive the obligations of confidentiality under
              Section 1.2(b)(v)(A) herein. "RESIDUALS" means that information in intangible form which may be retained in the memories of those employees of the Purchaser or its affiliates who have had rightful access to the Company's confidential information and/or technology disclosed by the Company in the course of the Development. Such employees of the Purchaser or its affiliates may not memorize the Company's confidential information or technology for the sole purpose of circumventing the confidentiality obligations hereunder.

         (c)  RIGHTS REGARDING JOINT INTELLECTUAL PROPERTY.  The terms of
Section 1.2(c) do not apply to those Joint Foreground Patents, Joint Foreground Copyrights or Joint Foreground Proprietary Information which are to be considered the Separate Foreground Patents, Separate Foreground Copyrights and Separate Foreground Proprietary Information of Purchaser, pursuant to
Section 1.2(b)(iii)(B) above.

              (i) JOINT PROPRIETARY INFORMATION AND JOINT COPYRIGHTS. Irrespective of the ownership of Joint Foreground Proprietary Information, Joint Foreground Copyrights and Joint Foreground Works of Authorship, each party and its affiliates shall have the unrestricted Right to Use for itself and for its affiliates, for any purpose, such Joint Foreground Proprietary Information, Joint Foreground Copyrights and Joint Foreground Works of Authorship and the unrestricted right to grant nonexclusive license or sublicenses, for any purpose, with respect to such Joint Foreground Proprietary Information, Joint Foreground Copyrights, and Joint Foreground Works of Authorship without any obligation of accounting by one joint owner to the other.

             (ii) JOINT PATENTS. The parties shall specify on a case-by-case basis the details of the first and further filings on patent applications with respect to any Subject Inventions relating to a Product which would constitute Joint Foreground Patents as well as of the maintenance of such applications and any Joint Foreground Patents granted thereon. Each party and its affiliates shall have the following rights in respect of any application filed with respect to any Joint Foreground Patent (without compensation to the other party for having such rights), and irrespective of the ownership of such patent application or patent:

                   (A) the unrestricted Right to Practice and to have practiced, for itself and its affiliates, for any purpose; and

                   (B) if and as long as such party shares in an agreed upon form in the cost of obtaining and maintaining such patent application or patent, the unrestricted right to grant nonexclusive licenses or sublicenses, for any purpose and for the full term of such patent; and

                   (C) if and to the extent such party does not share in an agreed upon form in the cost referred to under (B) above, the right to grant non-exclusive sublicenses to know-how licensees of its affiliates, provided that such sublicenses are limited in scope to products designed by that party, or any of its affiliates, and made by the know-how licensees using the know-how obtained under such know-how licenses.

        (d) If any Background Patents (other than Necessary Background Patents) owned by a party and/or its affiliates are reasonably required by the other party for such other party's exploitation of the licenses granted above in Section 1.2(b)(i) and (ii), then the parties agree to use commercially reasonable efforts to reach agreement on the terms and conditions under which the party or its affiliates owning such Background Patents will license to the other party or its affiliates on a non-exclusive basis the right to use such patents to the extent reasonably necessary for such exploitation.

        (e) DEFINITIONS. EXHIBIT D contains defined terms referred to in this Section 1.2.

        Section 1.3 NO TRADEMARK LICENSE. This Agreement in no way creates of conveys a license or permission of any kind for either party (or its affiliates) to use the trademarks or corporate logo of the other party (or its affiliates) and expressly prohibits the unauthorized use by either party (or its affiliates) of such trademarks and corporate logo.

        Section 1.4 REGISTRATION RIGHTS. On the Issuance Date, the Company and the Purchaser shall execute and deliver an Amendment, in the form of EXHIBIT C hereto (the "REGISTRATION RIGHTS AMENDMENT"), to that certain Amended and Restated Investor Rights Agreement among the Company and several investors in the Company dated September 18, 1997, as amended (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Purchaser will be added as a party thereto.

                                ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Issuance Date, that:

     Section 2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted by it, to own the assets owned by it and to lease the assets held by it under lease. The Company is duly qualified to transact business and is in good standing in each jurisdiction where the character of the assets it owns, leases or operates, or the conduct of its business, requires such qualification, other than in any jurisdiction where the failure to so qualify would not have a material adverse effect on its business. The Company has the corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Amendment and the Warrant. The Company has no subsidiaries. The Reverse Stock Split became effective on October 21, 1997.

     Section 2.2 DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution, delivery and performance of this Agreement, the Registration Rights Amendment and the Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and the Warrant and the Registration Rights Amendment when issued and entered into by the Company will be, duly executed and delivered by the Company. This Agreement constitutes, and the Warrant and the Registration Rights Amendment will, when executed and delivered by the Company, constitute, the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) is subject to the availability or equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

     Section 2.3 VALID ISSUANCE OF WARRANT. The Common Stock issuable upon exercise of the Warrant has been duly and validly reserved by the Company.
The Common Stock issuable upon exercise of the Warrant has been duly authorized and, when issued in compliance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any preemptive right or other right to acquire and free and clear of all liens and encumbrances. The Warrant and the Common Stock issuable upon the exercise of the Warrant will be issued to the Purchaser by the Company hereunder or thereunder in compliance with all applicable federal and state securities laws.

     Section 2.4  REGISTRATION RIGHTS.  Except as provided in the
Registration Rights Agreement, the Company has not granted any registration rights to any person which are currently outstanding, or agreed to grant any such rights to any person subsequently to the date, hereof.

     Section 2.5 CONSENTS, NO CONFLICT. Except for the Required Consents, the Company is not required to obtain the consent, authorization or approval of any person, or any license, consent or approval from any governmental authority, as a condition to the consummation of the transactions contemplated by this Agreement by the Company. The execution and delivery of this Agreement, the Warrant and the Registration Rights Amendment by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with, result in the termination of, contravene or constitute a default under, or be an event which with the giving of notice or passage of time or both will become a default under, or give to others any rights of termination or cancellation of, or accelerate the performance required by or maturity of, or result in the creation of any material lien or loss of any rights with respect to the Company pursuant to any of the terms, conditions or provisions of or under, any applicable law, the certificate of incorporation or bylaws of the Company, or any contract or agreement to which the Company is a party or which is otherwise binding upon the Company or to which the assets of the Company are subject.

     Section 2.6 BROKERS. No broker or other representative has acted on behalf of the Company in connection with the transactions contemplated hereby in such a manner as to give rise to any valid claim by any person against the Purchaser for a finder's fee, brokerage commission or similar payment.

     Section 2.7 DISCLOSURE. The representations and warranties of the Company contained in this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement herein, in the light of the circumstances under which they were made, not misleading.

                                 ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Issuance Date, that:

     Section 3.1 ORGANIZATION AND AUTHORITY OF THE PURCHASER. The Purchaser is a corporation duly organized, validity existing and in good standing under the laws of Germany. The Purchaser has full corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Amendment.

     Section 3.2 DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been, and the Registration Rights Amendment when entered into by the Purchaser will be, duly executed and delivered by the Purchaser. This Agreement constitutes, and the Registration Rights Amendment will, when executed and delivered by the Purchaser, constitute, the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

     Section 3.3 CONSENTS: NO CONFLICT. The Purchaser is not required to obtain the consent, authorization or approval of any person, or any license, consent or approval from any governmental authority, as a condition to the consummation of the transactions contemplated by this Agreement by the Purchaser. The execution and delivery of this Agreement and the Registration Rights Amendment by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not conflict with, result in the termination of, contravene or constitute a default under, or be an event which with the giving of notice or passage of time or both will become a default under, or give to others any rights of termination or cancellation of, or accelerate the performance required by or maturity of, or result in the creation of any material lien or loss of any rights with respect to the Purchaser pursuant to any of the terms, conditions or provisions of or under, any applicable law, the certificate of incorporation or bylaws (or other organizational documents) of the Purchaser, or any contract or agreement to which the Purchaser is a party or which is otherwise binding upon the Purchaser or to which the assets of the Purchaser are subject.

     Section 3.4 BROKERS. No broker or other representative has acted on behalf of the Purchaser in connection with the transactions contemplated hereby in such manner as to give rise to any valid claim by any person against the Company for a finder's fee, brokerage commission or similar payment.

     Section 3.5 DISCLOSURE. The representations and warranties of the Purchaser contained in this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements herein, in light of the circumstances under which they were made, not misleading.

                                 ARTICLE IV

                               INDEMNIFICATION

     Section 4.1 INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless the Purchaser from and against any and all damages, fines, costs, fees, penalties, deficiencies, losses, amounts paid in settlement and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment)("Losses") suffered or incurred by the Purchaser after the date hereof as a result of or arising out of:

     (a) the falsity or incorrectness of or breach of any representation or warranty of the Company in this Agreement; or

     (b) the failure by the Company to perform any covenant or agreement of the Company under this Agreement.

      Section 4.2 INDEMNIFICATION BY THE PURCHASER. The Purchaser shall indemnify and hold harmless the Company from and against any and all Losses suffered or incurred by the Company after the date hereof as a result of or arising out of:

      (a) the falsity or incorrectness of or breach of any representation or warranty of the Purchaser in this Agreement; or

      (b) the failure by the Purchaser to perform any covenant or agreement of Purchaser under this Agreement

      Section 4.3  LIMITATION. ALL INFORMATION PROVIDED BY EITHER PARTY TO
THE OTHER PURSUANT TO SECTION 1.2 IS ON AN "AS IS" BASIS WITHOUT ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE, OR THAT, EXCEPT AS EXPRESSLY PROVIDED BELOW, IT MAY BE USED WITHOUT LICENSE UNDER ANY INTELLECTUAL
PROPERTY RIGHTS OF ANY THIRD PARTY. MORE EXPLICITLY, NEITHER PARTY MAKES ANY WARRANTY THAT THE INFORMATION SO PROVIDED MAY BE USED TO SUCCESSFULLY MANUFACTURE OR SELL OR OPERATE ANY PRODUCT. Each party hereby warrants to the other party that the warranting party has sufficient rights to grant to the other party the license and other rights granted by the warranting party hereunder and that the exercise of those rights as provided herein by such other party will not infringe the Copyright of a third party, violate an obligation of confidentiality owed to a third party by the warranting party or be subject to any valid claim of misappropriation of a trade secret.

                                  ARTICLE V

                                MISCELLANEOUS

     Section 5.1 NOTICES. All notices, requests and other communications hereunder shall be in writing and will be deemed to have been duly given (i) when personally delivered, (ii) when sent by telefax to a party at the number listed below for such party, (iii) three (3) business days after the day on which the same has been delivered prepaid to an international courier service or (iv) ten (10) business days after the deposit in the mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address for such party:

     If to Purchaser:           Alcatel SEC AG
                                Lorenzstrasse 10
                                D-7000 Stuttgart 40
                                GERMANY
                                Attn: General Manager
                                Telefax No. 011-49-711-821-1534

    With copies to:             Alcatel Alsthom
                                33, rue Emeriau
                                75015 Paris
                                FRANCE
                                Attn: General Counsel
                                Telefax No. 011-331-40585159

                                Alcatel SEL AG
                                Lorenzstrasse 10
                                D-7000 Stuttgart 40
                                GERMANY
                                Attn: General Counsel
                                Telefax No. 011-49-711-821-1534

    If to the Company:          Hybrid Networks, Inc.
                                10161 Bubb Road
                                Cupertino, CA 95014-4167
                                Attn: Chief Executive Officer
                                Telefax No.: (408) 725-0990

    With copies to:             Fenwick & West LLP
                                Two Palo Alto Square
                                Palo Alto, CA 94306
                                Attn: Edwin N. Lowe
                                Telefax No.: (650) 494-1417

Either party from time to time may change its address, telefax number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     Section 5.2 FEES AND EXPENSES. The Company and the Purchaser shall each bear its own expenses in connection with the negotiation and preparation of this Agreement, all documents and instruments contemplated hereby, and the consummation of the transactions contemplated hereby, including without limitation the fees and expenses of their respective counsel, accountants, investment bankers and consultants.

     Section 5.3 PUBLIC ANNOUNCEMENTS. Except as otherwise required by law, neither the Company nor the Purchaser shall issue any press release or make any other public announcement with respect to the transactions contemplated hereby without the approval of the other party. In the event such press release or other public announcement is required by law, the party obligated to issue such press release or to make such announcement shall, prior thereto, furnish a draft thereof to the other party and receive the input of the other party thereon.

     Section 5.4 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     Section 5.5 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by either party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

     Section 5.6 AMENDMENT. This Amendment may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     Section 5.7 BENEFITS AND BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by either party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, provided that the Purchaser may assign any or all rights or obligations of the Purchaser hereunder to any affiliate of the Purchaser. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     Section 5.8 CAPTIONS. The captions used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     Section 5.9 EXHIBITS. All exhibits referred to in this Agreement and any other attachments to this Agreement are hereby incorporated by reference into this Agreement and are hereby made a part of this Agreement as if set out in full herein.

     Section 5.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     Section 5.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     Section 5.12 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.13 NO THIRD PARTY BENEFICIARY. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

     Section 5.14 TERMINATION FOR MATERIAL DEFAULT. Either party may terminate Section 1.2 and EXHIBIT D of this Agreement in the event of a material default by the other party, provided that:

          (a) The non-defaulting party gives the defaulting party at least thirty (30) days prior written notice of the alleged material default and of the non-defaulting party's intention to terminate; and

          (b) For events of material default that are capable of being remedied within the thirty (30) day period specified in subsection (a) above, the defaulting party has not remedied the alleged material default within said period.

     For the purpose of this Section 5.14, "MATERIAL DEFAULT" shall mean
(i) party's insolvency or initiation of bankruptcy or receivership proceedings, (ii) a party's breach of any material obligation of such party under Section 1.2 of this Agreement, as determined by a court of competent jurisdiction, or (iii) the execution by a party of an assignment for the benefit of creditors or any other transfer or assignment of a similar nature.

     Section 5.15 TERMINATION FOR CHANGE IN CONTROL. Upon the occurrence of a Change of Control of either party (the "AFFECTED PARTY"), the other party (the "UNAFFECTED PARTY") shall have the right to terminate Section 1.2 and EXHIBIT D of this Agreement by providing written notice thereof to the Affected Party, at any time prior to the expiration of sixty (60) days following the receipt by the Unaffected Party of written notice of such Change of Control from the Affected Party, if:

     (a) such Change in Control of the Affected Party is accomplished, directly or indirectly, by a competitor of the Unaffected Party or any of its affiliates, or

     (b) such Change in Control is not accomplished in the manner provided in Section 5.15(a) and the Unaffected Party does not consent thereto within a period of thirty (30) days thereafter which consent will not be unreasonably withheld.

     The Affected Party shall provide written notice to the Unaffected Party of the occurrence of a Change of Control of the Affected Party immediately thereafter. For purposes of this Section 5.15:

          "CHANGE IN CONTROL" means the occurrence of any of the following events: (a) any person or two or more persons acting in concert shall acquire beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of a party (or other securities convertible in such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of such party, (b) Continuing Directors shall cease for any reason to constitute a majority of the directors of a party then in office, or (c) any person or two or more persons acting in concert shall acquire substantially all of the assets of a party by purchase, merger, consolidation or otherwise. As used in this Section 5.15, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

          "CONTINUING DIRECTORS" means individuals who are directors of a party on the date hereof (together with any new director whose election by such party's board of directors or whose nomination for election by such party's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose election or nomination for election was previously so approved).

          "VOTING STOCK" means, with respect to a party, capital stock issued by such party the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such party, even though the right to so vote has been suspended by the happening of such a contingency.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                 COMPANY:

                                 HYBRID NETWORKS, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------

                                 Name:
                                      ------------------------------

                                 Title:
                                       -----------------------------

                                 PURCHASER:

                                 ALCATEL SEL AG,
                                 a German corporation

                                 By:
                                    --------------------------------

                                 Name:
                                      ------------------------------

                                 Title:
                                       -----------------------------

                                 By:
                                    --------------------------------

                                 Name:
                                      ------------------------------

                                 Title:
                                       -----------------------------

                            LIST OF EXHIBITS

           Exhibit A                  Form of Warrant

           Exhibit B                  Terms and Conditions
                                      Regarding Technology Support

           Exhibit C                  Form of Amendment to Amended
                                      and Restated Investor Rights Agreement

           Exhibit D                  Definitions for Section 1.2

                                EXHIBIT A


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CAN BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR OTHER TRANSFER HAS BEEN REGISTERED UNDER SUCH ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.


No.  A-1                                               Dated:  _________, 1997


                               HYBRID NETWORKS, INC.

                           COMMON STOCK PURCHASE WARRANT

          THIS IS TO CERTIFY THAT, for value received, Alcatel SEL AG, a German corporation ("ALCATEL"), and its registered successors and permitted assigns are entitled, subject to the terms and conditions set forth below, to purchase from Hybrid Networks, Inc., a Delaware corporation (the "CORPORATION"), at any time and from time to time after 9:00 A.M., Cupertino, California time, on the Initial Exercise Date (as defined in Section 1 below) and prior to 5:00 P.M., Cupertino, California time, on the Expiration Date (as defined in Section 1 below), any or all of the Warrant Shares (as defined in Section 1 below), at a purchase price per share equal to the Exercise Price (as defined in Section 1 below). The number and character of the Warrant Shares and the Exercise Price are subject to adjustment as provided herein. All dollar amounts set forth herein refer to United States dollars.

          This Common Stock Purchase Warrant (this "WARRANT") is being issued in connection with the Warrant Purchase Agreement between the Corporation and Alcatel.

          SECTION 1. DEFINITIONS. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

          "ADDITIONAL STOCK" shall have the meaning set forth in Section 4.3(f).

          "ALCATEL" shall have the meaning set forth in the first paragraph hereof.

          "COMMON STOCK" shall mean shares of the Common Stock of the Corporation, $.001 par value per share (as such par value may be amended from time to time).

          "CONVERSION FRACTION" shall have the meaning set forth in Section 2.3.

          "CORPORATION" shall have the meaning set forth in the first paragraph of this Warrant.

          "DERIVATIVE SECURITY" shall have the meaning set forth in Section 4.3(e).

          "EFFECTIVE PRICE" shall have the meaning set forth in Section 4.3(a).

          "EXERCISE DATE" shall have the meaning set forth in Section 2.4 hereof.

          "EXERCISE PRICE" shall mean, as of the Initial Exercise Date and at any time thereafter, the Initial Exercise Price, as adjusted from time to time pursuant to the terms of this Warrant.

          "EXPIRATION DATE" shall mean ____________, 2002.*

          "FAIR MARKET VALUE" of a Warrant Share shall mean (i) in the case of the exercise of this Warrant, in whole or in part, after the consummation of an Initial Public Offering, the average of the last reported sale price per share of Stock on the Nasdaq-NMS or any national securities exchange in which such Stock is quoted or listed, as the case may be, for the three trading days immediately preceding the Exercise Date, or (ii) in the case of the exercise of this Warrant, in whole or in part, before the consummation of an Initial Public Offering, the fair market value of a share of Stock, as determined in good faith by the Board of Directors of the Corporation.

          "HOLDER" shall mean, as applicable, (i) Alcatel, (ii) any successor of Alcatel or (iii) any Person to whom this Warrant or any portion thereof shall have been transferred in accordance with the provisions of Section 9 hereof.

          "INITIAL EXERCISE DATE" shall mean the earlier to occur of (i) 180 days after the Issue Date, or (ii) the date of consummation of an Initial Public Offering; PROVIDED, HOWEVER, that, in the event of any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all of the Corporation's assets, or the merger, consolidation, reorganization or dissolution of the Corporation, or the sale, in a single transaction or a series of related transactions, of a majority of the Corporation's voting capital stock (whether newly issued or from treasury, or previously issued and then outstanding, or any combination thereof) (any of such events, a "DISPOSAL EVENT") occurring at any time prior to the earlier of (A) 180 days after the Issue Date or (B) the date of consummation of an Initial Public Offering, then the Initial Exercise Date shall be deemed to be the date that is five business days prior to the earliest to occur of any such Disposal Event.**

          "INITIAL EXERCISE PRICE" shall mean $10.91 per share *** (subject to appropriate adjustment as provided in this Warrant).

          "INITIAL PUBLIC OFFERING" shall mean the closing of an underwritten public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act covering the offer and sale of shares of Common Stock or any other class of capital stock of the Corporation.

--------------------
*    Five years from the Issue Date.

** If this Warrant is issued after the Initial Public Offering, the Initial Exercise Date will be the Issue Date.

*** This price reflects the Corporation's 1 for 2.7 reverse stock split which has become effective.

         "INVESTOR RIGHTS AGREEMENT" shall mean that certain Hybrid Networks, Inc. Amended and Restated Investor Rights Agreement, dated as of September 18, 1997, by and among the Corporation and certain holders of the Corporation's securities, as amended pursuant to an amendment dated as of October 16, 1997 and entered into by the Corporation, the Venture Banking Group, a division of Cupertino National Bank, and holders of a majority of the Registrable Securities outstanding (as defined in the Investor Rights Agreement) and as amended pursuant to the subsequent amendment with respect to this Warrant entered into by the Corporation, Alcatel and the holders of a majority of the Registrable Securities outstanding (as defined in the Investor Rights Agreement), and as further amended from time to time in accordance with the terms thereof.

          "ISSUE DATE" shall mean ______________, 1997.*

          "PERSON" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "REGISTRABLE SECURITIES" shall have the meaning ascribed to it in the Investor Rights Agreement.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "STOCK" shall mean (i) Common Stock, and/or (ii) to the extent that the Holder is entitled to receive, or receives, upon exercise of this Warrant any other capital stock of the Corporation (other than Common Stock), or of any other Person or any other securities of the Corporation or of any other Person, in lieu of or in addition to Common Stock (whether as a result of any reclassification of Common Stock or any other Stock or reorganization, reclassification, merger, consolidation or sale of substantially all the assets of the Corporation or otherwise), such other capital stock or securities.

          "SUBJECT SHARES" shall have the meaning set forth in Section 2.3.

          "WARRANT" shall have the meaning set forth in the second paragraph of this Warrant.

          "WARRANT SHARES" shall mean the shares of Common Stock, as adjusted as provided in this Warrant, that are issuable upon the exercise of this Warrant.

          SECTION 2.  EXERCISE OF WARRANT.

          SECTION 2.1 NUMBER OF WARRANT SHARES ISSUABLE UPON EXERCISE. Subject to adjustment as provided herein, the maximum number of Warrant Shares issuable upon exercise of this Warrant shall be 458,295.**

--------------------
* The Issue Date will be the date on which this Warrant is issued pursuant to the Warrant Purchase Agreement.

** Reflects the Corporation's 1 for 2.7 reverse stock split which has become effective.

          SECTION 2.2 METHOD OF EXERCISE. Subject to and upon all of the terms and conditions set forth in this Warrant, the Holder may exercise this Warrant, in whole or in part with respect to any Warrant Shares as to which this Warrant is then currently exercisable, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date, by presentation and surrender of this Warrant to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing to the Holder in accordance with Section 10.4), together with (a) a properly completed and duly executed subscription form, in the form attached hereto, which subscription form shall specify the number of Warrant Shares for which this Warrant is then being exercised, and (b) payment of the aggregate Exercise Price payable hereunder in respect of the number of Warrant Shares for which this Warrant is then being exercised. Payment of such aggregate Exercise Price shall be made either (i) in cash or by money order, certified or bank cashier's check or wire transfer (in each case in lawful currency of the United States of America), or (ii) by conversion of this Warrant as provided in Section 2.3.

          SECTION 2.3  CONVERSION OF WARRANT.

          (a) The Holder shall have the right to convert this Warrant, in whole or in part with respect to any Warrant Shares as to which this Warrant is currently exercisable, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date, by the presentation and surrender of this Warrant to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing to the Holder in accordance with Section 10.4), together with a properly completed and duly executed conversion form, in the form attached hereto, which conversion form shall specify the number of Warrant Shares as to which this Warrant is being converted (the "SUBJECT SHARES"). Upon exercise of this conversion right, the Holder hereof shall be entitled to receive that number of Warrant Shares equal to the quotient obtained by dividing [ (A - B) (X) ] by (A), where:

          A    =    the Fair Market Value of one Warrant Share on the date of
                    conversion of this Warrant.

          B    =    the Exercise Price for one Warrant Share under this Warrant.

          X    =    the number of Subject Shares as to which this Warrant is
                    being converted.

If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

          (b) Upon conversion of this Warrant in accordance with this Section 2.3, the Holder shall be entitled to receive a certificate for the number of Warrant Shares acquired by the Holder as determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of Warrant Shares equal to the difference, if any, between (i) the number of Warrant Shares subject to issuance upon exercise of this Warrant immediately before such conversion and
(ii) the number of Subject Shares as to which the Holder exercised its conversion right pursuant to this Section 2.3. No fractional shares may be issued upon any conversion of this Warrant. If any conversion would result in a fractional share (the "CONVERSION FRACTION"), then, at Holder's election either (A) the number of shares issued upon the conversion will be rounded down to the last whole share; or

(B) the Holder will pay in cash an amount equal to the Exercise Price times a fraction equal to 1 less the Conversion Fraction, in which event the number of shares issued upon the conversion (plus the cash payment) will be rounded up to the nearest whole share. For example, if the Fair Market Value is $25.00 and the Exercise Price is $10.91, then, upon exercise of the conversion right under this Section 2.3 with respect to 1,000 Subject Shares, the Holder would receive, at the Holder's election, either (1) 563 Warrant Shares without making any cash payment or (2) 564 Warrant Shares if the Holder elected to pay $4.36 in cash (40% of the Exercise Price for the extra share) and would receive a new Warrant for the number of Warrant Shares subject to issuance upon exercise of this Warrant immediately before such conversion less 1,000.

          SECTION 2.4 EFFECTIVENESS OF EXERCISE; OWNERSHIP. Each exercise of this Warrant by the Holder shall be deemed to have been effected immediately prior to the close of business on the date upon which all of the requirements of Sections 2.1 and 2.2 hereof with respect to such exercise shall have been complied within in full (each such date, an "EXERCISE DATE").
 On the applicable Exercise Date with respect to any exercise of this Warrant by the Holder, the Corporation shall be deemed to have issued to the Holder, and the Holder shall be deemed to have become the holder of record and legal owner of, the number of Warrant Shares being purchased upon such exercise of this Warrant, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such number of Warrant Shares being purchased shall not then be actually delivered to the Holder.

          SECTION 2.5 DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within ten days thereafter, the Corporation, at its expense, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 9 hereof), a certificate of certificates for the number of Warrant Shares purchased by the Holder on such exercise.

          SECTION 2.6 SHARES TO BE FULLY PAID AND NONASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein), and free and clear of all preemptive rights.

          SECTION 2.7 FRACTIONAL SHARES. This Warrant may be exercised only for whole Warrant Shares. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant.

          SECTION 2.8 ISSUANCE OF NEW WARRANTS; CORPORATION ACKNOWLEDGMENT. Upon any partial exercise of this Warrant, the Corporation, at its expense, will forthwith issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate and subject to the limitations provided for in this Warrant, for the then balance of the Warrant Shares with respect to which this Warrant has not been exercised. Moreover, the Corporation shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; PROVIDED, HOWEVER, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to the Holder any such rights.

          SECTION 2.9 PAYMENT OF TAXES. The Corporation shall pay any transfer tax which may be payable in respect of any issuance of certificates (if applicable) representing any Warrant Shares purchased upon exercise or conversion of this Warrant. The Corporation shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares, or any new or replacement shares in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate security or Warrant until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

          SECTION 2.10 EXPIRATION. This Warrant and the Holder's rights hereunder, to the extent not previously exercised or converted, shall expire as of 5:00 P.M., California time, on the Expiration Date.

          SECTION 3. REGISTRATION RIGHTS. The Holder of this Warrant shall have the benefit of the rights available to the parties to the Investor Rights Agreement to cause the Corporation to register any and all Warrant Shares under the Securities Act and under any blue sky or securities laws of any jurisdiction within the United States, at the time and in the manner specified in the Investor Rights Agreement, as provided in the amendment to that agreement entered into by Alcatel, the Company and the holders of majority of the Registrable Securities outstanding (as defined in the Investor Rights Agreement), and any and all Warrant Shares shall be deemed to be Registrable Securities for all purposes of and as provided in the Investor Rights Agreement.

          SECTION 4. ADJUSTMENTS. The number and character of Warrant Shares issuable upon exercise or conversion of this Warrant (or any shares of Stock or other assets at the time receivable or issuable upon exercise or conversion of this Warrant) and the Exercise Price therefor, are subject to adjustment upon occurrence of the following events:

          SECTION 4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of Warrant Shares issuable upon exercise or conversion of this Warrant (or any shares of Stock or other assets at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividends stock splits, reverse stock splits, combinations of shares, reclassifications, recapitalizations or other similar events altering the number of outstanding shares of Common Stock (or such other Stock or other assets).

          SECTION 4.2 ADJUSTMENT FOR CAPITAL REORGANIZATION, CONSOLIDATION, MERGER, SALE OR CONVERSION. If any reorganization of the capital stock of the Corporation, or any consolidation or merger of the Corporation with or into another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then, in each such case, the Holder, upon the exercise or conversion of this Warrant, at any time after the consummation of such capital reorganization, consolidation, merger or sale, shall receive, in lieu of the stock or other securities and property receivable upon the exercise or conversion, as applicable, of this Warrant prior to such consummation, the Stock or other assets to which the Holder would have been entitled upon such consummation if the Holder had exercised or converted, as applicable, this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 4; and in each such case, the terms of this Warrant shall be applicable to the shares of Stock or other assets receivable upon the exercise or conversion, as applicable, of this Warrant after such consummation.

          SECTION 4.3 ADJUSTMENT FOR ISSUANCE FOR ADDITIONAL STOCK. The Exercise Price of this Warrant and the number of Warrant Shares issuable upon exercise or conversion of this Warrant shall be further subject to adjustment from time to time as follows:

          (a) Upon each issuance by the Corporation of any Additional Stock (as defined below), after the Issue Date and before the consummation by the Company of an Initial Public Offering, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock (except as provided in Section 4.1 above), (i) the Exercise Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 4.3) be adjusted to the Effective Price (as defined below) at which the Additional Stock is issued, and (ii) the number of Warrant Shares issuable upon exercise or conversion of this Warrant shall forthwith be adjusted by dividing the number of Warrant Shares into which this Warrant is exercisable immediately before the adjustment provided for herein by a fraction the numerator of which shall be the Effective Price and the denominator of which shall be the Exercise Price immediately before the adjustment provided for herein. The "EFFECTIVE PRICE" for any issuance of Additional Stock shall mean the lesser of $10.91 or the quotient determined by dividing the total number of shares of Additional Stock issued (or deemed issued pursuant to Section 4.3(e)) by the Corporation in such issuance into the aggregate amount of consideration received by the Corporation therefor, as provided in this Section 4.3.

          (b) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Section 4.3(e)(3) and 4.3(e)(4) below, no adjustment of the Exercise Price pursuant to this Section 4.3(a) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

          (c) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

          (d) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

          (e) In the case of the issuance (whether before, on or after the Issue Date) of options to purchase or rights to subscribe for Common Stock, securities that are by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4.3.

              (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 4.3(c) and 4.3(d), except as provided in subsection 4.3(e)(5)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

              (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 4.3(c) and 4.3(d), except as provided in subsection 4.3(e)(5)).

              (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or change of such securities.

              (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; provided that no such recomputation shall have the effect of increasing or decreasing the Exercise Price to an amount other than the amount that would have existed on the recomputation date had the unexercised options or rights never been issued.

              (5) In determining the amount of consideration received by the Corporation for or upon the issuance of any Additional Stock or other securities for the purposes of this Section 4.3, the value of any options to purchase or rights to subscribe for Common Stock, securities that are by their terms convertible onto or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (each a "DERIVATIVE SECURITY") issued by the Corporation shall be deemed to be zero (so that the issuance itself of any such Derivative Security shall not be deemed to increase or decrease the consideration otherwise received by the Corporation under this Section 4.3, inasmuch as the rights under such Derivative Security shall be deemed to have been exercised immediately upon the issuance of such Derivative Security (as contemplated by Sections 4.3(e)(1) and 4.3(e)(2)).

          (f) "ADDITIONAL STOCK" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4.3(e)) by the Corporation after the Issue Date other than

              (1) Common Stock issued pursuant to a transaction described in Section 4.1 or 4.2 hereof:

              (2) An aggregate of up to 250,000 shares of, and/or options or rights to acquire shares of, Common Stock, issuable or issued to employees of the Corporation pursuant to an existing stock option plan or restricted stock plan of the Corporation; as provided in Section 4.3(e), the term "Additional Stock" shall not include any shares of capital stock that are issued upon the exercise of any options, warrants or rights excluded from the definition of Additional Stock pursuant to this Section (2);

              (3) Shares of Common Stock issued or issuable (i) upon exercise or conversion of this Warrant, any options, warrants, convertible securities or other securities of the Corporation outstanding as of the Issue Date or (ii) upon conversion of shares of any series of Preferred Stock issued as of the Issue Date.

          (g) No fractional shares shall be issued upon conversion of this Warrant or any portion thereof, and the number of Warrant Shares issuable as a result of any adjustment provided for in this Section 4.3 shall be rounded to the nearest whole share.

          SECTION 5. OFFICER'S CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the number and kind of Warrant Shares (or other Stock or assets), issuable hereunder from time to time, or in the Exercise Price, the Corporation, at its expense, will promptly cause an officer of the Corporation to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing the facts upon which such adjustment or readjustment is based. The Corporation will forthwith send a copy of each such certificate to the Holder in accordance with Section 10.4 below.

          SECTION 6.  NOTICES OF RECORD DATE, ETC.  In the event of

          (a) any taking by the Corporation of a record of the holders of Stock for the purpose of determining the holders thereof who are entitled to receive any shares of Stock as a dividend or other distribution or pursuant to a stock split, or

          (b) any reorganization of the Corporation, or any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all the assets of the Corporation to, or the consolidation or merger of the Corporation with or into, any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, or

          (d) any sale, in a single transaction or a series of related transactions, of a majority of the Corporation's voting stock (whether newly issued, or from treasury, previously issued and then outstanding, or any combination thereof), then and in each such event the Corporation will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or stock split, and stating the amount and character of such dividend, distribution or stock split, or (ii) the date on which any such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any one or more classes of Stock shall be entitled to exchange their shares of Stock for securities or other property deliverable on such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up or (iii) the date on which any such sale of a majority of the Corporation's voting stock is to take place and the material terms thereof, as the case may be. Such notice shall be mailed at least 15 days prior to the date specified in such notice on which any such action is to be taken.

          SECTION 7.  EXCHANGE OF WARRANT.  Subject to the provisions of
Section 9 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Corporation, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other Persons as they may direct, subject to Sections 9 and 10.5 (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, PROVIDED that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

          SECTION 8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

          SECTION 9. TRANSFER PROVISIONS, ETC. By accepting this Warrant, Holder makes the representations set forth in 9.1, 9.2, 9.3 and 9.4 below and agrees to the restrictions set forth in 9.5, 9.6, 9.7 and 9.8 below, and, by exercising or converting this Warrant in whole or in part, the Holder agrees that Holder will then represent and will be deemed to represent that such representations are true and complete as of the date of such exercise or conversion.

          SECTION 9.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is, and any Warrant Shares received by the Holder upon exercise or conversion of this Warrant will be, acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing any such securities. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such securities.

          SECTION 9.2 INVESTMENT EXPERIENCE. The Holder is an investor in securities of companies in the development stage and acknowledges that the Holder is able to fend for itself, can bear the economic risk of the Holder's investment and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares.

          SECTION 9.3 ACCREDITED INVESTOR. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

          SECTION 9.4 RESTRICTED SECURITIES. The Holder understands that this Warrant and the Warrant Shares are characterized as restricted securities under the federal securities laws and applicable state securities laws inasmuch as such securities are being (or will be) acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.

          SECTION 9.5 TRANSFER RESTRICTIONS. Without in any way limiting the representations set forth above, the Holder agrees not to make any transfer of all or any portion of this Warrant or the Warrant Shares unless and until (a) such transfer is registered under the Securities Act and all applicable state securities laws, or (ii) Holder shall have notified the Corporation of the proposed transfer and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed transfer, and, if the Corporation requests, Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such transfer will not require registration of such shares under the Securities Act and applicable state securities laws.

          SECTION 9.6  LEGENDS.

     (a) Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the legend set forth below, or a legend substantially equivalent thereto:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS THEY ARE SO REGISTERED OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, BOTH AS TO THE IDENTITY OF COUNSEL AND AS TO THE FORM AND SUBSTANCE OF SUCH OPINION, AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

     (b) Each certificate representing any shares of Stock issued from time to time upon exercise of this Warrant shall also bear any legend required under any applicable state securities or blue sky laws.

     (c) The Corporation may issue appropriate "stop transfer" instructions and may take such other steps as it may deem appropriate to cause the restrictions referred to in this Section 9 to be complied with.

          SECTION 9.7 SURVIVAL. The obligations of the Holder (and/or of any transferee of this Warrant or any Warrant Shares issued from time to time upon exercise of this Warrant) under this Section 9 shall, with respect to any Warrant Shares issued from time to time upon exercise of this Warrant, survive the exercise, expiration or other termination, or transfer, of this Warrant indefinitely.

          SECTION 9.8 MECHANICS OF TRANSFER. Subject to the terms and conditions of this Warrant and subject to compliance with all applicable securities laws, any transfer of all or any portion of this Warrant, or of any interest therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Corporation at its principal office, together with (i) a duly executed form of assignment, in the form attached hereto, (ii) payment of all applicable transfer taxes, if any. In the event of any such transfer of this Warrant, in whole, the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of this Warrant at the time of its transfer. In the event of any such transfer of any portion of this Warrant, (i) the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of the transferred portion of this Warrant at the time of such transfer, and (ii) the Corporation shall issue a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder upon exercise of the portion of this Warrant not transferred to such transferee. Until this Warrant or any portion thereof is transferred on the books of the Corporation, the Corporation may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary. Notwithstanding the foregoing, neither this Warrant nor any rights hereunder may be transferred unless such transfer complies with all applicable securities laws and the provisions of this Section 9.

          SECTION 10.  GENERAL.

          SECTION 10.1 AUTHORIZED SHARES; RESERVATION OF SHARES FOR ISSUANCE. At all times while this Warrant is outstanding, the Corporation shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

          SECTION 10.2 NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Stock on the exercise of this Warrant.

          SECTION 10.3 NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have become the holder of record and legal owner of Warrant Shares in accordance with the provisions of Section 2.4 hereof.

          SECTION 10.4 NOTICES. All notices, demands, requests, certificates or other communications under this Warrant shall be in writing and shall be either mailed by first class mail, postage prepaid, in which case such notice, demand, request, certificate or other communication shall be deemed to have been given three business days after the date on which it is first deposited in the mails, or hand delivered or sent by facsimile transmission, by tested or otherwise authenticated telex or cable or by private expedited courier for overnight delivery with signature required, in each such case, such notice, demand, request, certificate or other communication being deemed to have been given upon delivery or receipt, as the case may be:

         (i) if to the Corporation, at 10161 Bubb Road, Cupertino, California 95014 Attention: Chief Financial Officer, or at such other address as the Corporation may have furnished in writing to the Holder; and

         (ii) if to the Holder, at the Holder's address appearing in the books maintained by the Corporation.

          SECTION 10.5 ASSIGNMENT. Notwithstanding anything contained herein to the contrary, this Warrant and all rights hereunder are assignable or transferable (subject to the legend set forth in the heading on the first page hereof), in whole or in part, by Alcatel to affiliates of Alcatel.

          SECTION 10.6 AMENDMENT AND WAIVER. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Holder.

          SECTION 10.7 GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of California.

          SECTION 10.8 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

          SECTION 10.9 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10.10 CONSTRUCTION. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          SECTION 10.11 REMEDIES. The Holder and the Corporation, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will each be entitled to specific performance of its rights under this Warrant. The Holder and the Corporation each agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is invalidly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.



                       [rest of page intentionally left blank]

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                       HYBRID NETWORKS, INC.


                                       By:
                                          ---------------------------
                                           Carl S. Ledbetter
                                           Chief Executive Officer

                                FORM OF SUBSCRIPTION
                     (To be executed upon exercise of Warrant)

To:  HYBRID NETWORKS, INC.

                The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, ________ shares of Common Stock, $.001 par value per share ("COMMON STOCK"), of Hybrid Networks, Inc., a Delaware corporation, and tenders herewith payment of $________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. The undersigned hereby confirms that the representations set forth in Section 9 of the Warrant are true and complete with respect to the undersigned as of the date hereof.

                Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:




                If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:  _____________, 19__


                                       -----------------------------------
                                               (Name of Holder)
                                       By:
                                          --------------------------------
                                       Its:
                                          --------------------------------
                                       Address:
                                               ---------------------------


                                       NOTE:  The above signature
                                       should correspond exactly with
                                       the name on the face of the
                                       attached Warrant.

                                NOTICE OF CONVERSION


To:  Hybrid Networks, Inc.


          (1) The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase __________ shares of Common Stock of Hybrid Networks, Inc. into such number of shares of Common Stock of Hybrid Networks, Inc. as is determined pursuant to Section 2.3 of such Warrant, which conversion shall be effected pursuant to the terms of such Warrant.

          (2) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws. The undersigned hereby confirms that the representations set forth in
Section 9 of the Warrant are true and complete with respect to the undersigned as of the date hereof.

          (3) The undersigned accepts such shares subject to the terms relating to registration rights under the Investor Rights Agreement (as defined in the Warrant).


-----------------------------
(Date)

                                       -----------------------------------
                                               (Name of Holder)

                                       By:
                                          --------------------------------
                                       Its:
                                          --------------------------------
                                       Address:
                                               ---------------------------

                                       Note: The above signature should
                                       correspond exactly with the name
                                       on the face of the attached
                                       Warrant.

                                 FORM OF ASSIGNMENT

     For value received, ____________________________ hereby sells, assigns and transfers unto _____________________________ (the "TRANSFEREE") the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of Hybrid Networks, Inc., a Delaware corporation, with full power of substitution in the premises.

     The Transferee, by signing below, hereby confirms that the representations set forth in Section 9 of the Warrant are true and complete with respect to the Transferee as of the date hereof, and that the Transferee agrees to be bound by the restrictions of Section 9 of the Warrant.

     If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

Dated:  _____________, 19__

                                       -----------------------------------
                                               (Name of the Holder)

                                       By:
                                          --------------------------------
                                       Its:
                                          --------------------------------

                                       NOTE:  The above signature
                                       should correspond exactly with
                                       the name on the face of the
                                       attached Warrant.

AGREED TO AND ACCEPTED

-------------------------------------
          Name of Transferee
BY:
-------------------------------------
ITS:
-------------------------------------
ADDRESS:
-------------------------------------

-------------------------------------

                                    EXHIBIT B

QPSK

Purchaser and/or its affiliates own and have developed a significant amount of practical knowledge and experience in the characterization and implementation of a QPSK upstream modulation technology in European hybrid fiber coax plant. Company requires this knowledge in order to finalize its QPSK product offering. In that context, Purchaser agrees to provide (or to cause its appropriate affiliates to provide) Company systems and network documentation pertaining to the implementation of QPSK in a typical cable TV network. In this connection, Purchaser will provide to Company a network engineering manual and 12 months of engineering consulting. The engineering consulting will in part consist of inputs to the quality assurance test plan and the alpha and beta test plans. The manual will be delivered no later than 1/1/98 and the engineering consultancy will commence as soon as practical.

SNMP

Company and Purchaser require an HP Open View network management product for implementation in joint customer networks.

Purchaser will provide modules in the Purchaser product that would have the Company data capability implemented into the same network management system (which modules Purchaser and/or its affiliates own and have developed). Interfaces required for this joint management system will be jointly agreed upon by an Alcatel/Company technical team that will be established as soon as practical. The interface to be agreed upon will be based on SNMP traps and the HP Open View System. Purchaser will provide 12 man months of development effort for this team.

AS to the QPSK and SNMP areas referred to above, it is the purpose of the referred-to technical assistance to allow Company to employ Purchaser's disclosed preexisting know-how in Purchaser's Access Division and the new technical results of the collaboration between them in the course of that assistance in the Company's products (as they may evolve or are modified) in the field of internet access via CATV and in the field of wireless internet access systems. Purchaser would be allowed to benefit from the use of the new developments as well for its products.

CDMA

Whereas Purchaser and Company agree that a next generation physical layer for cable return, such as CDMA, may reduce the cost of conditioning the cable plant compared to QPSK, and whereas Purchaser and/or its affiliates have begun to research a new CDMA upstream modulation technology, Purchaser agrees to share:

     a)  detail of the cost justification for CDMA technology.
     b) the preliminary design information available for a CDMA return channel (Purchaser and/or its affiliates have been developing such information).

IP TELEPHONY

Whereas both companies agree that IP telephony is an evolving technology and that the Company's patented intellectual property portfolio lends itself well to the development of a telephony over IP product. Purchaser and Company agree to explore the opportunity to work together in the development, refinement and exploitation of IP telephony over broadband networks.

                               EXHIBIT C
                         HYBRID NETWORKS, INC.

                             AMENDMENT TO

            AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


    The Amended and Restated Investor Rights Agreement dated as of September 18, 1997 among Hybrid Networks, Inc. (the "COMPANY") and certain holders of securities of the Company, as amended by the amendment dated as of October 16, 1997 (the "ORIGINAL AGREEMENT"), is hereby amended by this amendment (this "AMENDMENT") dated as of November 6, 1997 among the Company, Alcatel SEL AG ("ALCATEL"), and the holders of a majority of the Registrable Securities outstanding immediately prior to this Amendment. Except as provided otherwise herein, the terms used in this Amendment that are defined in the Original Agreement have the same meanings as those terms have in the Original Agreement.

    1.   The Original Agreement is hereby amended as follows:

         (a) Alcatel will have the same registration rights (including, without limitation, the right to transfer or assign such registration rights) under the Original Agreement as amended by this Amendment (the "AGREEMENT"), with respect to the shares of Common Stock of the Company issued or issuable upon exercise of the warrant issued by the Company to Alcatel pursuant to that certain Warrant Purchase Agreement between the Company and Alcatel dated November 3, 1997 (the "ALCATEL WARRANTS"), as the Note Warrant Investors have with respect to the shares of Common Stock that are issued or issuable upon exercise of the Note Warrants.

         (b) The definition of "Registrable Securities" in Section 1.1(b) of the Original Agreement is amended to include (i) shares of Common Stock of the Company issuable or issued upon exercise of any Alcatel Warrants and (ii) any Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Alcatel Warrants or Common Stock described in (i).

         (c) Alcatel will have, with respect to Alcatel Warrants or shares of Common Stock of the Company that have been issued upon exercise of any Alcatel Warrants, the same right as any Note/Warrant Holder has to participate in the one demand shelf-registration provided for in Section 1.10(b) of the Original Agreement (including, without limitation, the same right to transfer or assign such right to participate).

         (d) As signatory of this Amendment, Alcatel will be bound by the provisions of Section 1.12 of the Original Agreement (Market Stand-Off Agreement).

         (e) The Company shall deliver financial statements to Alcatel as provided in Sections 2.1 and 2.2 of the Original Agreement.

    2. Except as amended as provided in Section 1 above, the Original Agreement continues in full force and effect.

3. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but, all of which together will constitute one and the same instrument.

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE HYBRID NETWORKS, INC.

          CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                   RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                 TUDOR BVI FUTURES, LTD.
                                 By:  Tudor Investment Corporation,
                                      Investment Adviser

                                 By:
                                     ---------------------------------
                                     Robert P. Forlenza,
                                     Vice President

                            Address: c/o Tudor Global Trading, Inc.
                                     40 Rowes Wharf
                                     Boston, MA  02110
                            Facsimile No.: c/o Bingham, Dana & Gould LLP
                                           (617) 951-8736
                                            Attn:  Victor J. Paci, Esq.

                            TUDOR ARBITRAGE PARTNERS, L.P.
                            By:  Tudor Global Trading, Inc.,
                                 General Partner

                                 By:
                                     -------------------------------------
                                     Robert P. Forlenza,
                                     Vice President

                            Address and facsimile no. same as immediately above

                            RAPTOR GLOBAL FUND, LTD.

                            By:  Tudor Investment Corporation,
                                 Investment Adviser

                                 By:
                                     ---------------------------------------
                                     Robert P. Forlenza,
                                     Vice President
                            Address and facsimile no. same as immediately above

                            RAPTOR GLOBAL FUND, L.P.

                            By:  Tudor Investment Corporation,
                                 General Partner

                                 By:
                                     ---------------------------------------
                                     Robert P. Forlenza,
                                     Vice President
                            Address and facsimile no. same as immediately above

                             SIGNATURE PAGE

        DATED AS OF NOVEMBER 6, 1997 TO THE HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                   RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                         ALEX. BROWN & SONS INCORPORATED

                                         By:
                                             ---------------------------------
                                             Thomas R. Hitchner, Principal

                                         Address: 135 E. Baltimore Street
                                                  Baltimore, MD  21202
                                         Facsimile Number: (410) 234-3788

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                     J.F. SHEA CO., INC.,

                                     By:
                                         ---------------------------------
                                         Edmund Shea, Jr.

                                     Address: 655 Brea Canyon Road
                                              P. O. Box 489
                                              Walnut, CA  91789-0489
                                     Facsimile Number: (909) 869-0840

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------

                                     OSCCO III, L.P.

                                     By:
                                         ---------------------------------
                                         Stephen E. Halprin

                                     Address: 3000 Sand Hill Road
                                              Building 1, Suite 290
                                              Menlo Park, CA 94025
                                     Facsimile Number: (650) 854-9010

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------



                                             ----------------------------
                                             Gary M. Lauder

                                             Address: 88 Mercedes Lane
                                                      Atherton, CA  94027
                                             Facsimile Number: (650) 323-2171

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                        AT&T VENTURE COMPANY, L.P.

                                        By: AT&T Venture Partners,
                                        Its: General Partner

                                           By:
                                                ----------------------------
                                           Its:
                                                ----------------------------

                                        Address: 3000 Sand Hill Road
                                                 Building 4, Suite 235
                                                 Menlo Park, CA 94025
                                        Facsimile Number:  (415) 854-4923

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                 SEQUOIA CAPITAL VI


                                 By:
                                     ----------------------------------
                                 Its:
                                     ----------------------------------

                                 Address: 3000 Sand Hill Road,
                                          Building 4, Suite 280
                                          Menlo Park, CA  94025
                                 Facsimile Number:  (415) 854-2977

                                 SEQUOIA TECHNOLOGY PARTNERS VI


                                 By:
                                     ----------------------------------
                                 Its:
                                     ----------------------------------

                                 Address: 3000 Sand Hill Road,
                                          Building 4, Suite 280
                                          Menlo Park, CA  94025
                                 Facsimile Number:  (415) 854-2977

                                 SEQUOIA XXIV

                                 By:
                                     ----------------------------------
                                 Its:
                                     ----------------------------------

                                 Address: 3000 Sand Hill Road,
                                          Building 4, Suite 280
                                          Menlo Park, CA  94025
                                 Facsimile Number:  (415) 854-2977

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


ACCEL IV L.P.                              ACCEL KEIRETSU L.P.

By: Accel IV Associates L.P.               By: Accel Partners & Co.,Inc.
Its: General Partner                       Its: General Partner


     By:                                   By:
         ------------------------------       -------------------------------
     Its:                                  Its:
          -----------------------------         -----------------------------

Address: One Palmer Square                 Address: One Palmer Square
         Princeton, NJ 08542                        Princeton, NJ 08542
Facsimile Number: (609) 683-0384           Facsimile Number:  (609) 683-0384





ACCEL INVESTORS '95 L.P.                   ELLMORE C. PATTERSON PARTNERS



By:                                        By:
    ------------------------------            -------------------------------
Its:                                       Its:
     -----------------------------              -----------------------------

Address: One Palmer Square                 Address: One Palmer Square
         Princeton, NJ 08542                        Princeton, NJ 08542
Facsimile Number:  (609) 683-0384          Facsimile Number:  (609) 683-0384

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                     INTEL CORPORATION

                                     By:
                                         -------------------------------
                                     Its:
                                         -------------------------------

                                     Address: 2200 Mission College Blvd.
                                              Santa Clara, CA 95052-8119
                                     Facsimile Number: (408) 765-6038

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                     ITOCHU Corporation

                                     By:
                                         -------------------------------
                                     Its:
                                         -------------------------------

                                     Address: 5-1, Kita-Aoyama 2-chome
                                              Minato-KU, Tokyo 107-77
                                              Japan
                                     Facsimile Number:  011-81-3-3497-3131

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                     BG SERVICES LIMITED

                                     By:
                                         -------------------------------
                                     Its:
                                         -------------------------------

                                     Address:  c/o Minden House
                                               6 Minden Place
                                               St. Helier
                                     Jersey, Channel Islands
                                     Attention: Ron Green
                                     Facsimile Number: (0) 1534-607799

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                      ----------------------------------
                                      Daniel E. Steimle

                                      Address:  P. O. Box 928
                                                Occidental, CA 95465
                                      Facsimile No.:  (408) 725-0990

                              SIGNATURE PAGE

       DATED AS OF NOVEMBER 6, 1997 TO THE  HYBRID NETWORKS, INC.

           CONSENT, WAIVER AND AMENDMENT REGARDING AMENDED AND
                     RESTATED INVESTOR RIGHTS AGREEMENT
------------------------------------------------------------------------------


                                VENTURE BANKING GROUP, a division
                                of Cupertino National Bank

                                By:
                                    -------------------------------
                                Its:
                                    -------------------------------

                                Address: Three Palo Alto Square, Suite 150
                                         Palo Alto, CA 94306
                                         Attention: Jon Krogstad
                                Facsimile Number: (650) 843-6969

                                    EXHIBIT D

     As used in Section 1.2 of this Agreement, the following terms have the meanings indicated below, provided that the definition of "affiliate" shall apply for all purposes of this Agreement:

     "AFFILIATE" (i) when referring to an affiliate of the Purchaser, shall mean Alcatel Alsthom, S.A. and any company, corporation or other entity more than 50% of whose voting securities are controlled, directly or indirectly, by Alcatel Alsthom, S.A., and (ii) when referring to an affiliate of the Company, shall mean any company, corporation or other entity more that 50% of whose voting securities are controlled, directly or indirectly, by the Company.

     "BACKGROUND COPYRIGHTS" shall mean (i) in the case of Purchaser, all Copyrights in the possession of Purchaser's Access Division which would be infringed by the Use of a Foreground Work of Authorship, Delivered Work of Authorship or Foreground Copyright, such as the copyright in an underlying work with respect to its derivative work, and which are disclosed to the Company pursuant to the technical support referred to in EXHIBIT B, and (ii) in the case of the Company, all Copyrights which would be infringed by the Use of a Foreground Work of Authorship, Delivered Work of Authorship or Foreground Copyright, such as the copyright in an underlying work with respect to its derivative work, and which are disclosed to the Purchaser pursuant to the technical support referred to in EXHIBIT B.

     "BACKGROUND PATENTS" shall mean all Patents which are not Foreground
Patents.

     "BACKGROUND PROPRIETARY INFORMATION" shall mean (i) in the case of Purchaser, all Proprietary Information in the possession of Purchaser's Access Division and which Purchaser has a right to disclose and license without payment to a third party which is not Foreground Proprietary Information, and which is transferred to Company pursuant to the technical support referred to in EXHIBIT B, and (ii) in the case of the Company, all Proprietary Information which the Company has a right to disclose and license without payment to a third party which is not Foreground Proprietary Information, and which is transferred to Purchaser pursuant to the technical support referred to in EXHIBIT B.

     "BACKGROUND WORKS OF AUTHORSHIP" shall mean (i) in the case of Purchaser, all Works of Authorship in the possession of Purchaser's Access Division and which Purchaser has a right to disclose and license without payment to a third party which are not Foreground Works of Authorship and which are disclosed to the Company pursuant to the technical support referred to in EXHIBIT B, and (ii) in the case of the Company, all Works of Authorship which the Company has a right to disclose and license without payment to a third party which are not Foreground Works of Authorship and which are disclosed to Purchaser pursuant to the technical support referred to in EXHIBIT B.

     "COPYRIGHT" shall mean, with respect to a Work of Authorship, in the case of the United States, the rights relating to such Product under Title 17 of the United States Code, as amended, and, in the case of other countries, rights relating to such Work of Authorship under similar forms of protection.

     "DELIVERED WORK OF AUTHORSHIP" shall mean a Work of Authorship, other than a Foreground Work of Authorship, delivered by one party to the other party pursuant to the Development; provided, however, that in the case of the Purchaser such Delivered Work of Authorship shall be limited to those in the possession of the Purchaser's Access Division.

     "DEVELOPMENT" shall mean that activity that is carried out by either party, either independently or together with its affiliates, or jointly by both parties, under this Agreement in the course of the technical support hereunder and identified in EXHIBIT B.

     "FOREGROUND COPYRIGHT" shall mean a Copyright of any Foreground Work of Authorship.

     "FOREGROUND PATENTS" shall mean all Patents based on Subject Inventions.

     "FOREGROUND PROPRIETARY INFORMATION" shall mean all Proprietary Information which is generated in the course of the Development.

     "FOREGROUND WORK OF AUTHORSHIP" shall mean any Work of Authorship first fixed in whole or in part in a tangible medium of expression in the course of the Development.

     "INFORMATION" shall mean all data and information, including, without limitation, data and information of a technical nature including writings, drawings, sound recordings, computer programs, pictorial representations and graphs, and works of authorship protectable under copyright or similar forms of protection and also including inventions whether or not patentable.

     "INVENTION" shall mean any invention, discovery, improvement or innovation, of more than a trifling or routine nature, whether or not patentable.

     "JOINT FOREGROUND COPYRIGHTS" shall mean any Copyright on a Joint Foreground Work of Authorship.

     "JOINT FOREGROUND PATENTS" shall mean the Foreground Patents covering Subject Inventions jointly made or conceived by one or more employees of a party or its affiliates and one or more employees of the other party or its affiliates.

     "JOINT FOREGROUND PROPRIETARY INFORMATION" shall mean the Foreground Proprietary Information generated in direct collaborative participation between one or more employees of one party or its affiliates and one or more employees of the other party or its affiliates in the course of the Development.

     "JOINT FOREGROUND WORK OF AUTHORSHIP" shall mean any Foreground Work of Authorship considered jointly authored by the parties under Title 17 of the United States Code, as amended.

     "NECESSARY BACKGROUND PATENTS" shall mean (i) in the case of the Purchaser, the Purchaser's Background Patents whose claims would be infringed by the Practice of the Purchaser's Foreground Patents or the Use (except modification) of the Purchaser's Foreground Copyrights, Foreground Proprietary Information, Foreground Works of Authorship, Background Proprietary Information or Delivered Works of Authorship, and (ii) in the case of the Company, the Company's Background Patents whose claims would be infringed by the Practice of the Company's Foreground Patents or the Use (except modification) of the Company's Foreground Copyrights, Foreground Proprietary Information, Foreground Works of Authorship or Delivered Works of Authorship or by the Practice of those of Company's Separate or Joint Foreground Patents which become the Separate Foreground Patents of Purchaser by operation of Section 1.2(b)(iii)(B) or by the Use (except modification) of those of Company's Separate and Joint Foreground Copyrights or Separate or Joint Foreground Proprietary Information which become the Purchaser's Separate Foreground Copyrights or Separate Foreground Proprietary Information by operation of Section 1.2(b)(iii)(B).

     "PATENT" shall mean a patent for an invention or a similar form of statutory protection such as a utility model or registered design.

     "PRACTICE" shall mean to make, have made, import, sell or offer to sell any items or carry out any method that is within the scope of a Patent.

     "PRODUCT" shall mean a product of either party or its affiliates which may incorporate Purchaser's Background Proprietary Information or either party's Delivered Works of Authorship, Foreground Works of Authorship, Subject Inventions or Foreground Proprietary Information, a Product may be a QPSK Product, a SNMP Product, a CDMA Product or an IP Telephony Product.

     "PROPRIETARY INFORMATION" shall mean information owned or controlled by a party and not available without restrictions to third parties.

     "RIGHT TO USE" shall mean the right of a party to do or have done on its behalf the following: to copy, duplicate, reproduce and otherwise use and, with respect to a copyrighted Work of Authorship, to perform any act which the owner of any Copyright therein may prohibit under Title 17 of the United States Code, as amended, and similar laws of other jurisdictions, and including, with respect to any Product, the right to incorporate Foreground Proprietary Information or Background Proprietary Information into such Product and to manufacture and sell the same.

     "SEPARATE FOREGROUND COPYRIGHTS" shall mean the Foreground Copyrights which are not Joint Foreground Copyrights.

     "SEPARATE FOREGROUND PATENTS" shall mean the Foreground Patents which are not Joint Foreground Patents.

     "SEPARATE FOREGROUND PROPRIETARY INFORMATION" shall mean the Foreground Proprietary Information which is not Joint Foreground Proprietary Information.

     "SEPARATE FOREGROUND WORKS OF AUTHORSHIP" shall mean the Foreground Works of Authorship which are not Joint Foreground Works of Authorship.

     "SUBJECT INVENTIONS" shall mean Inventions first conceived in the course of the Development.

     "USE" shall mean the exercise of any Right to Use.

     "WORK OF AUTHORSHIP" shall mean any work, including derivative works fixed in a more-than-transitory form, perceivable either directly or indirectly with the aid of a machine or device and includes, but is not limited to, those works protectable under copyright or similar forms of protection.